SECURITIES AND EXCHANGE COMMISSION

                    Washington, D. C.  20549




                         FORM 8-K/A - 2


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 30, 1993


                BEDFORD PROPERTY INVESTORS, INC.
     (Exact name of Registrant as specified in its charter)

Maryland                        1-12222             68-0306514
(State or other               (Commission      (I.R.S. Employer
jurisdiction of               File Number)     Identification
 incorporation)                                    Number)


270 Lafayette Circle, Lafayette, California                   94549
(Address of principal executive officer)                 (Zip Code)

Registrant telephone number, including area code:   (510) 283-8910
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     The undersigned Registrant hereby amends and supplements its
Report on Form 8-K/A, dated December 30, 1993, by adding the following thereto:


Item 7. Financial Statements and Exhibits is supplemented by the following:

     Historical Summary of Gross Income and Direct Operating
Expenses for the Year Ended December 31, 1993 - Mariner Court.

     Leases

     Minimum future rental receipts are as follows (in thousands):

          1995                $1,211
          1996                   792
          1997                   450
          1998                   125
          1999                   132
          Thereafter              34

                              $2,744

     The total minimum future rental payments shown above do not include tenants' obligations for reimbursement of operating expenses or taxes as provided by the terms of certain leases.

     Historical Summary of Gross Income and Direct Operating
Expenses for the Year Ended December 31, 1993 - 1000 Town Center.

     Leases

     Minimum future rental receipts are as follows (in thousands):

          1995                $  976
          1996                   962
          1997                   837
          1998                   844
          1999                   852
          Thereafter             853

                              $5,324

     The total minimum future rental payments shown above do not include tenants' obligations for reimbursement of operating expenses or taxes as provided by the terms of certain leases.

     Pro Forma Financial Information - Mariner Court

          Pro Forma financial statements showing the effect resulting from the January 5, 1994, acquisition of Mariner Court are being presented herein in columnar form. (See attachment.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

BEDFORD PROPERTY INVESTORS, INC.



BY:  /S/ DONALD A. LORENZ
    Donald A. Lorenz
    Executive Vice President
    and Chief Financial Officer

Date:  November 8, 1995

                                    Bedford Property Investors, Inc.
                             Pro Forma Consolidated Statement of Operations
                                  For the Year Ended December 31, 1993
                                               (Unaudited)
                                (in thousands, except per share amounts)
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

                                        Previously
                                         Acquired                Acquisition
                         Consolidated   Properties   Properties  of Mariner   Pro Forma    Pro Forma
                          Historical       (1)       Sold (2)     Court (1)  Adjustments  Consolidated
Rental Income              $7,207         $2,502     $(2,566)      $1,738    $ (537) (3)    $8,344
Operating Expenses          2,520            840      (1,204)         539      (143) (3)     2,552
Real Estate Taxes             840            342        (311)         132       (28) (3)        975
Depreciation and
   Amortization             2,250              -      (1,233)           -        258 (3)(4)  1,275
     Income from
      Property Operations   1,597          1,320         182        1,067      (624)         3,542
General and Administrative
  Expense                  (1,399)             -           -            -         -         (1,399)
Interest Income               136              -           -            -         -            136
Interest Expense             (620)          (240)(5)     827 (5)     (493)(5)       -           (526)
  Income from Joint Venture 2,533              -      (2,533)           -      2,533 (7)     2,533

    Income (Loss) Before
      Gains on Sales        2,247          1,080      (1,524)         574     1,909         4,286
Gains on Sales of Real
  Estate Investments          900              -        (900)           -       (333) (6)    (333)

    Net Income (Loss)      $3,147         $1,080     $(2,424)      $  574     $1,576        $3,953

Income (Loss) Per
  Common Share              $0.53          $0.18      $(0.41)       $0.10      $0.26         $0.66

(See accompanying notes)

                         Bedford Property Investors, Inc.
                       Pro Forma Consolidated Balance Sheet
                             As of December  31, 1993
                                   (Unaudited)
                                  (in thousands)

                                              Acquisition
                                                  of
                               Consolidated     Mariner         Pro Forma
                                Historical     Court (8)       Consolidated
Assets:
  Real Estate Investments        $ 41,225       $7,627          $48,852
  Less Accumulated
    Depreciation                   (5,263)           -           (5,263)
  Real Estate Investments, Net     35,962        7,627           43,589
  Cash                              4,930            -            4,930
  Other Assets                      2,115         (250)           1,865
    Total Assets                 $ 43,007       $7,377          $50,384

Liabilities:
  Bank Loan Payable              $  3,621       $7,237          $10,858
  Accounts Payable and
    Accrued Expenses                1,465            -            1,465
  Dividend Payable                    418            -              418
  Acquisition Payable               1,500            -            1,500
  Other Liabilities                   562          140              702
    Total Liabilities               7,566        7,377           14,943

Stockholders' Equity:
  Common Stock                         60            -               60
  Additional Paid-In Capital      107,147            -          107,147
  Accumulated Losses and
    Distributions in Excess of
    Net Income                    (71,766)           -          (71,766)

    Total Stockholders' Equity     35,441            -           35,441

    Total Liabilities and
      Stockholders' Equity       $ 43,007       $7,377          $50,384

(See accompanying notes)

Notes to Pro Forma Consolidated Financial Statements (dollars in thousands)

(1) The unaudited pro forma consolidated statement of operations reflects the acquisitions of Mariner Court, 1000 Town Center Drive, and Woodlands II and the sales of Point West Place, University Tower, and the Edison Square partnerships as if such transactions had occurred on January 1, 1993. The Company acquired Mariner Court on January 5, 1994, 1000 Town Center Drive on December 30, 1993, and Woodlands II on August 25, 1993, and sold Point West Place on October 1, 1993, University Tower on August 18, 1993, and the Edison Square partnerships on May 31, 1993. The actual results of operations of 1000 Town Center Drive and Woodlands II for the period subsequent to acquisition, which are included in the Company's historical consolidated statement of operations, are eliminated by pro forma adjustments to the Company's historical results of operations.

     The combined historical statement of operations for the year ended December 31, 1993, for these three acquired properties are as follows:

                                                  Previously
                          1000 Town    Woodlands   Acquired  Mariner
                         Center Drive     II      Properties  Court

     Rental Income          $932        $1,570      $2,502  $1,738
     Operating Expenses      423           417         840     539
     Real Estate Taxes       207           135         342     132

     Income from Property
       Operations           $302        $1,018      $1,320  $1,067

(2) The unaudited pro forma consolidated statement of operations reflects the elimination of the actual results of operations of Point West Place, University Tower, and the Edison Square partnerships from January 1, 1993 through their respective dates of sale.

(3) Adjusted to deduct the actual results of operations of 1000 Town Center Drive and Woodlands II from the respective dates of acquisitions by the Company (December 30, 1993 and August 25, 1993, respectively) to December 31, 1993, which results of operations are included in the Company's historical consolidated statement of operations.

(4) Adjusted to reflect pro forma straight-line depreciation and amortization for the year ended December 31, 1993, for the three acquired properties as follows:

                                   Pro Forma Depreciation
                                        and Amortization

          Mariner Court                     $ 98
          1000 Town Center Drive              75
          Woodlands II                       132
               Total                        $305

     The above amounts consist of pro forma depreciation on the buildings located at the properties for the year ended December 31, 1993. Depreciation has been calculated utilizing the straight-line method and an estimated useful life of 45 years.

(5) Reflects additional borrowings of $11,126 on January 1, 1993, under the Credit Facility in conjunction with the acquisition of Mariner Court and 1000 Town Center Drive at a weighted assumed borrowing rate of 6.59%. The acquisition of Woodlands II was funded from the sale proceeds of University Tower. These additional borrowings resulted in additional pro forma interest expense of $733. An increase in the interest rate of .125% would result in additional interest of $14.

     The proceeds from the sale of University Tower of $14,834 were utilized to fund the acquisition of Woodlands II ($6,668) and to repay amounts outstanding under the Credit Facility. The proceeds from the sale of Point West Place of $6,964 were utilized to repay mortgage loans of $5,113 and to repay amounts outstanding under the Credit Facility. A pro forma adjustment has been calculated on the mortgage loans at an interest rate of 9.2% and on the Credit Facility at a weighted assumed borrowing rate of 6.59%, resulting in an interest savings of $827.

(6) Adjusted to reflect the gain on the sales of Point West Place and University Tower as of January 1, 1993; the actual dates of sale were October 1, 1993, and August 18, 1993, respectively.

(7) Adjusted to reflect the gains on sale of the Edison Square partnerships as of January 1, 1993; the actual date of sale was May 31, 1993.

(8) The unaudited pro forma consolidated balance sheet reflects the acquisition of Mariner Court as of December 31, 1993. The Company acquired Mariner Court on January 5, 1994.

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